UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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Bloom Energy Corporation

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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BLOOM ENERGY CORPORATION 4353 NORTH FIRST STREET SAN JOSE, CALIFORNIA 95134	Your Vote Counts! BLOOM ENERGY CORPORATION 2021 Annual Meeting Vote by May 11, 2021 11:59 PM ET

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You invested in BLOOM ENERGY CORPORATION and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 12, 2021.

Get informed before you vote
View the Annual Report and Notice and Proxy Statement online OR you can receive a free paper copy of voting material(s) by requesting prior to April 28, 2021. If you would like to request a copy of the voting material(s), you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* May 12, 2021 9:00 AM PDT

Virtually at: www.virtualshareholdermeeting.com/BE2021

*	Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the
upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Board
Voting Items		Recommends
1.	Election of Directors
Nominees:
	01) Michael Boskin	For
02) John T. Chambers
03) L. John Doerr
2.	To approve, on an advisory basis, the frequency of stockholders’ advisory votes on the compensation of our named executive officers.	Year
3.	To approve, on an advisory basis, the compensation of our named executive officers.	For
4.	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2021.	For
NOTE: Such other business as may properly come before the meeting or any adjournment, continuation or postponement thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

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